Exhibit 99.1


                 CONSENT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
SFAT

     We consent to the incorporation by reference in the Registration Statements (Form S-3 No. 33-65173 and Form S-8 No. 33-58389) of Transcisco Industries, Inc. of our report dated May 24, 1996, with respect to the consolidated financial statements of SFAT for the years ended December 31, 1995 and 1994 included in this Annual Report (Form 10-K) of Transcisco Industries, Inc.


                                          /s/ KPMG Peat Marwick

Moscow, Russia
June 24, 1996